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                                                                   EXHIBIT 10.11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated February 20, 2002, with respect to the balance sheet of Mitsubishi Motor Sales of Caribbean, Inc. as of December 31, 2001, and the related statements of operations, of changes in shareholder's deficiency, and of cash flows for the year then ended, which report appears in the December 31, 2001, annual report on Form 20-F/A of DaimlerChrysler AG.

                                                      PricewaterhouseCoopers LLP

San Juan, Puerto Rico
September 25, 2002